UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 18, 2008
Panglobal Brands Inc.
(Exact name of registrant as specified in its charter)
Delaware	333-131531	20-8531711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5608 South Soto Street, Suite 102 Huntington Park, CA 90255
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code		323-226-6500
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Our company has arranged a private placement offering of 2,500,000 shares of our common stock at a price of $0.80 per share for gross proceeds of $2,000,000 to be used for working capital. We expect to close the private placement within 30-45 days.

On April 18, 2008 we issued stock options to some of our directors, officers, employees and consultants to purchase an aggregate of up to 1,535,000 shares of our common stock at an exercise price of $1.10 per share, exercisable for 5 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANGLOBAL BRANDS INC.

/s/ Charles Lesser

Charles Lesser

Chief Financial Officer

April 18, 2008